SCHEDULE 14A
(Rule 14a-10) INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities and Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant    [   ]

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[ ]	Preliminary Proxy Statement

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

                                           Hemagen Diagnostics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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HEMAGEN DIAGNOSTICS, INC.

9033 Red Branch Road
Columbia, Maryland 21045

Notice of Annual Meeting
and Proxy Statement

January 27, 2006

To our Shareholders:

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on March 3, 2006, at Hemagen’s corporate office located at 9033 Red Branch Road, Columbia, MD 21045. After the meeting, there will be a brief tour of the facility which we hope you will find informative. We hope you will attend.

At the Annual Meeting you will be asked to elect two Directors of Hemagen.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our directors.

We want your shares to be represented at the Annual Meeting. I urge you to complete, sign, date and return the enclosed proxy card promptly.

Sincerely, /s/William P. Hales William P. Hales Chairman of the Board of Directors, President & CEO

HEMAGEN DIAGNOSTICS, INC.

9033 RED BRANCH ROAD

COLUMBIA, MARYLAND 21045

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:

                10:00 a.m., Eastern Time

Date:

                March 3, 2006

Place:

                 9033 Red Branch Road
                 Columbia, MD 21045

Purpose:

•	Elect two Directors.

•	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        Only shareholders of record on January 4, 2006 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is January 27, 2006.

        Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

/s/Deborah F. Ricci Deborah F. Ricci Corporate Secretary

January 27, 2006

TABLE OF CONTENTS	Page
GENERAL INFORMATION	1
ELECTION OF DIRECTORS	1
BOARD COMMITTEES	4
REPORT OF THE AUDIT COMMITTEE	5
DIRECTOR COMPENSATION	6
PRINCIPAL SHAREHOLDERS	7
DIRECTORS AND EXECUTIVE OFFICERS	8
SUMMARY COMPENSATION TABLE	9
OPTION GRANTS IN LAST FISCAL YEAR	9
FISCAL 2005 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES	10
SECTION 16 BENEFICIAL OWNER REPORTING COMPLIANCE	10
SHAREHOLDER PROPOSALS FOR NEXT YEAR	10
OTHER MATTERS	10
COMMUNICATIONS WITH DIRECTORS	11
QUESTIONS	11
AUDIT COMMITTEE CHARTER	A-	1

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on January 4, 2006, may vote at the meeting. As of that date, Hemagen had 15,204,351 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Hemagen’s Board of Directors is asking for your proxy. Giving us your proxy means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for or withhold from voting for our Director candidate(s).

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidates.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held. Shares registered in your name will be covered by one card.

If any other matters come before the meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a Proxy

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen’s Secretary in writing at the address under “Questions” on page 11.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The Director candidates receiving the most votes will be elected to fill the seats on the Board. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board of Directors has nominated and recommends that you vote for the election of Alan S. Cohen and Richard W. Edwards as Directors of the Company. The Board of Directors oversees the management of Hemagen on your behalf. The Board reviews Hemagen’s long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the executive officers, setting the scope of their authority to manage Hemagen’s business day to day, and evaluating management’s performance.

Hemagen’s Bylaws provide that the Board of Directors consists of three classes of Directors. Each class is elected for a three-year term with one class being elected each year.

The Board has nominated for election for a term expiring at the Annual Meeting in 2009, Dr. Alan S. Cohen and Richard W. Edwards. The term of Edward T. Lutz expires in 2007, the term of William P. Hales expires in 2008. The election of Directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Board meetings last year: 6 Actions Taken in writing last year: 2

Hemagen’s Directors are:

Dr. Alan S. Cohen Director since 1993 Term expires 2006 Age: 79	Dr. Cohen has served as a Director of Hemagen since its inception. Dr. Cohen has been a Professor of Medicine at Boston University School of Medicine since 1968 and a Professor of Pharmacology since 1974. He is currently Distinguised Professor of Medicine(E). Dr. Cohen is Editor-in-Chief of AMYLOID. The Journal of Protein Folding Disorders. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1973 to 1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.

Richard W. Edwards Director since 2003 Term expires 2006 Age: 46	Mr. Edwards has served as the Chief Financial Officer of Square 1 Financial Inc., a privately held bank holding company, since August 2005. Prior to joining Square 1 Financial, he served as Chief Financial Officer of Capital Bank Corporation, a publicly traded bank holding company, from April 2004 to August 2005. He served as Senior Vice President and the Chief Accounting Officer of National Commerce Financial Corporation, a NYSE traded bank holding company, from July 2002 to April 2004. From January 2001 to July 2002, Mr. Edwards was the Chief Financial Officer of New South Bancshares, Inc. He spent eight years in various senior financial roles with Bank of America prior to January 2001 and eight years in public accounting with Ernst & Young prior to that. Mr. Edwards earned a B.S. degree in accounting from the University of Illinois and is a member of the AICPA and FEI.

William P. Hales Director since 1999 Term expires 2008 Age: 43	William P. Hales has been a Director of Hemagen and its President since October 1, 1999. Mr. Hales has served as Hemagen's CEO since 2002. From 1997 to January 2001, Mr. Hales was an Investment Banker and Advisor with Jesup & Lamont Securities Corporation, an investment banking and brokerage Firm. Prior to that, Mr. Hales spent six years in public accounting with Ernst & Young and Coopers & Lybrand advising clients on both audit and management consulting engagements.

Edward T. Lutz Director since 2004 Term expires 2007 Age: 59	Mr. Lutz has been the President & CEO of Lutz Advisors, Inc. since 2001. Prior to that Mr. Lutz served Tucker Anthony Sutro Capital Markets within the Investment Banking Group focusing on the bank and thrift industry. He has over thirty-five years experience in bank regulation, mergers and acquisitions of troubled financial institutions, strategic planning and structuring financial transactions. Over the last 13 years he has specialized in investment banking and consulting to bank and thrift institutions. Mr. Lutz is a member of the board of directors of Union State Bank (NYSE), Orangeburg, NY. Mr. Lutz is the Chairman of the Audit Committee of Union State Bank. Mr. Lutz earned his B.A. in Economics from Hofstra University and his M.B.A in Finance from American University.

Principal Accounting Firm Fees:

Hemagen’s independent public accountants are Grant Thornton, LLP. Grant Thornton has served in that capacity since fiscal year 2000.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Aggregate fees billed to Hemagen in fiscal 2005 and 2004 by its principal accounting firm, Grant Thornton LLP were:

	2005		2004
Audit fees and SAS 100
quarterly review related fees	$82,600		$80,920

Audit related fees	$0		$0

Fees related to tax service	$10,440	(a)	$9,560	(a)

All other fees	$0		$0

	$93,040		$90,480

(a)	The Audit Committee believes the provision of these services is compatible with maintaining the principal accountant’s independence.

Audit Fees. Audit services of Grant Thornton LLP for fiscal 2004 and 2005 consisted of examination of the consolidated financial statements of the Company, quarterly reviews of the financial statements and services related to the filings made with the Securities and Exchange Commission.

Fees Related to Tax Services. Tax fees included charges primarily related to the preparation of federal and state tax returns.

All Other Fees. There were no fees billed by Grant Thornton LLP for services other than as described under “Audit Fees” and “Tax Fees” for the 2004 and 2005 fiscal years.

All of the services described above were approved by the Audit Committee. The Audit Committee has not adopted formal pre-approval policies, but has the sole authority to engage the Company’s outside auditing and tax preparation firms and must approve all tax consulting and auditing arrangements with the independent accounting firm prior to the performance of any services. Approval for such services is evaluated during the Audit Committee meetings and must be documented by signature of an Audit Committee member on the engagement letter of the independent accounting firm.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board.

The Audit Committee was established by the Board and is responsible for assisting the Board of Directors in its general oversight of Hemagen’s financial reporting, internal controls and audit function. It is also responsible for the appointment of independent accountants and reviews the relationship between Hemagen and its outside accountants.

Meetings last year: 4

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Richard W. Edwards (Chairman), Edward T. Lutz, and William P. Hales. Mr. Edwards and Mr. Lutz meet standards for independence provided under the Sarbanes-Oxley Act of 2002. All members meet standards of financial literacy.

In June 2000, the Board of Directors adopted the Audit Committee Charter, which was attached to the 2001 Proxy Statement as Appendix II and is also attached hereto. The Charter outlines the activities and responsibilities of the Committee.

The Committee has obtained from the independent auditors a formal written statement describing all relationships between the auditors and Hemagen that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

In discharging its oversight responsibility as to the audit process, the Committee reviewed and discussed with management Hemagen’s audited financial statements included in Hemagen’s Annual Report on Form 10-KSB for the year ended September 30, 2005. The Committee recommended to the Board of Directors that those audited financial statements be included in Hemagen’s Annual Report on Form 10-KSB for filing with the SEC.

In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

Respectfully submitted,
The Audit Committee

Richard W. Edwards (Chairman)
Edward T. Lutz
William P. Hales

The Compensation Committee is responsible for establishing compensation for management and administering Hemagen’s stock option plans. The Compensation Committee of the Board of Directors is composed of Dr. Alan S. Cohen (Chairman), Richard W. Edwards and William P. Hales.

The Compensation Committee of the Board of Directors held one meeting in fiscal 2005.

The Nominating Committee is responsible for reviewing potential new candidates for the Board. The Nominating committee does not have a charter and does not have a written policy with regard to the consideration of candidates recommended by shareholders. In practice, the committee evaluates and considers all candidates recommended by the directors, officers and shareholders. In nominating directors, the Nominating Committee takes into account, among other factors which it may deem appropriate, the judgments, skill, diversity, business experience, and the needs of the Board as its function relates to the business of the Company. The Committee considers candidates for nomination from a variety of sources, including recommendations of shareholders. Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman in care of the Company at its address shown on the cover page of this proxy statement. The Nominating Committee of the Board of Directors is composed of William P. Hales (Chairman), Dr. Alan S. Cohen and Richard W. Edwards. Dr. Alan S. Cohen, Richard W. Edwards and Edward T. Lutz meet standards for independence as defined by NASD.

Dr. Cohen and Mr. Edwards were nominated by the current Board of Directors.

The Board of Directors met 6 times in fiscal 2005. Of these 6 meetings, 1 meeting was held at the Company’s offices in Columbia, Maryland and the other meetings were held via telephone conference. The Audit Committee met separately. Dr. Cohen attended five meetings of the Board of Directors and all committee meetings of which he is a member, all by telephone. All other Directors attended all meetings of the Board of Directors and the Committees of which they are members.

All Directors attended the Annual Shareholders’ meeting held on March 18, 2005. Dr. Cohen attended the meeting by telephone while the other directors were present. The Company expects all directors to attend shareholders’ meetings. Shareholders may communicate with the full Board or individual directors on matters concerning Hemagen by mail to the attention of the Secretary.

The Board of Directors adopted a Code of Ethics Policy which was filed with Hemagen’s Form 10-KSB for the fiscal year ended September 30, 2003 and is also available upon request to the Secretary.

DIRECTOR COMPENSATION

Non-employee Directors are paid $3,500 per quarter. Such compensation is paid as follows; $2,000 of the compensation per quarter is invested in Hemagen’s common stock in open market purchases under a Rule 10b5-1 Stock Purchase Plan. The remaining $1,500 per quarter is paid in cash. Non-Employee Directors of the Company are granted an option to purchase 10,000 shares of the Company’s common stock at the election of their three-year term. The options are issued pursuant to the 2000 Directors Stock Option Plan, have an exercise price equal to the fair market value of the underlying shares on the date of the grant, and expire ten years from the date of the grant.

In addition, Non-Employee Directors that serve on a committee or committees of the Board of Directors are granted an option to purchase 5,000 shares of the Company’s common stock at the annual appointment of their position. The options are issued pursuant to the 2000 Directors Stock Option Plan, have an exercise price equal to the fair market value of the underlying shares on the date of the grant, and expire ten years from the date of the grant.

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by Hemagen to beneficially own more than 5% of its outstanding Common Stock as of January 4, 2006:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
William P. Hales	3,755,198	21.9%
Jonathan E. Rothschild	1,133,021	7.4%

The Business address of Mr. Hales is 9033 Red Branch Road, Columbia, MD 21045.
The Business address of Mr. Rothschild is 1061-B Shary Circle, Concord, CA 94518.

(1)	Share holdings above include: 1,980,148 options exercisable within 60 days and senior subordinated secured convertible notes convertible into 691,600 shares within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the Common Stock owned on January 4, 2006 by Hemagen’s executive officers, Directors and nominee:

		Common Stock Beneficially Owned
Name	Position	Amount		Percentage
William P. Hales Age: 43	Director, President and Chief Executive Officer	3,755,198	(1)	21.9%

Dr. Alan S. Cohen Age: 79	Director	289,210	(2)	1.9%

Richard W. Edwards Age: 46	Director	97,490	(3)	0.6%

Edward T. Lutz Age: 59	Director	91,055	(4)	0.6%

Deborah F. Ricci (6) Age: 41	Chief Financial Officer and Corporate Secretary	175,000	(5)	1.1%

All Directors and Executive
Officers as a Group (5 Persons)		4,307,736		24.78%

(1)	See “Principal Shareholders”.
(2)	Includes options to purchase 50,000 shares exercisable within 60 days.
(3)	Includes options to purchase 35,000 shares exercisable within 60 days.
(4)	Includes options to purchase 30,000 shares exercisable within 60 days.
(5)	Represents options to purchase shares exercisable within 60 days.
(6)	Ms. Ricci was appointed Chief Financial Officer of Hemagen in 2000. Prior to her appointment, Ms. Ricci served as Vice President of Finance and Administration for Schonstedt Instrument Company from 1997.

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid, earned or awarded to the CEO and the other most highly paid executive officers during the last three fiscal years ended September 30:

	Annual Compensation					Long-Term Compensation Awards
	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options
William P. Hales	2005	$168,750	$0	$38,724	(1)	--
President and Chief Executive	2004	$165,000	$0	$39,005	(2)	--
Officer	2003	$165,000	$0	$43,491	(3)	--

Deborah F. Ricci	2005	$131,500	$0	$8,800	(4)	--
Chief Financial Officer	2004	$128,000	$0	$9,011	(5)	--
and Corporate Secretary	2003	$128,000	$0	$9,115	(6)	--

(1)	Represents $26,760 in provision of use of a company apartment, and $8,364 for a leased car and $3,600 estimated for the Company’s contributions in the Employee Stock Ownership Plan.
(2)	Represents $26,760 in provision of use of a company apartment, and $8,364 for a leased car and $3,881 estimated for the Company’s contributions in the Employee Stock Ownership Plan.
(3)	Represents $27,600 in the provision of use of a company apartment, $10,941 for a car allowance and $4,950 for matching contributions in the Company’s 401(k) plan.
(4)	Represents an automobile allowance and $2,800 estimated for the Company’s contributions in the Employee Stock Ownership Plan.
(5)	Represents an automobile allowance and $3,011 estimated for the Company’s contributions in the Employee Stock Ownership Plan.
(6)	Represents an automobile allowance and $3,115 in matching contributions in the Company’s 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2005	Exercise Price ($/Per Share)	Expiration Date
None.

FISCAL 2005 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at FY-End	Value of Unexercised In-the-Money Options at FY-End
Name	Shares Acquired on Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
William P.Hales	0	--	1,731,148/0	0/0
Deborah F. Ricci	0	--	82,000/0	0/0

SECTION 16 BENEFICIAL OWNER REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires Hemagen’s executive officers, Directors and persons who own more than 10% of a registered class of Hemagen’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its executive officers, Directors and 10% shareholders complied with Section 16 reporting, except that Non-employee Directors Lutz, Cohen and Edwards each filed an untimely Form 5 disclosing certain “small acquisitions” (not exceeding $10,000 in a six month period) of Hemagen common stock acquired under a Rule 10b5-1 Stock Purchase Plan.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

The deadline for shareholder proposals to be included in the Proxy Statement for next year’s meeting is September 26, 2006. Such proposals should be delivered to the Company at 9033 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2007 Annual Shareholders’ Meeting, it must be received prior to December 7, 2006. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

COMMUNICATIONS WITH DIRECTORS

Shareholders can send written communications to the Board as a group. Such communications must be clearly addressed either to the Board of Directors or any or all of the Non-employee Directors, and sent to the Secretary at the following address, who will forward any communications so received:

Deborah F. Ricci, Secretary
Hemagen Diagnostics, Inc.
9033 Red Branch Road
Columbia, Maryland 21045

QUESTIONS

If you have questions or need more information about the annual meeting, write to:

Deborah F. Ricci, Secretary
Hemagen Diagnostics, Inc.
9033 Red Branch Road
Columbia, Maryland 21045

or call us at (443) 367-5500

By Order of the Board of Directors, /s/Deborah F. Ricci Deborah F. Ricci, Secretary

HEMAGEN DIAGNOSTICS, INC.

PROXY FOR ANNUAL MEETING	The undersigned hereby appoints DEBORAH F. RICCI and WILLIAM P. HALES, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Hemagen Diagnostics, Inc. to be held at 10:00 a.m. on March 3, 2006 at 9033 Red Branch Road, Columbia, Maryland 21045 or any postponement or adjournment of such Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL

1. Authority to elect as Director the nominee listed below: FOR WITHHOLD AUTHORITY Alan S. Cohen and Richard W. Edwards WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

(This proxy is continued and is to be signed on the reverse side)

Date Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. (In the case of joint holders, all should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HEMAGEN DIAGNOSTICS, INC.

AUDIT COMMITTEE CHARTER

        The Board of Directors has appointed an Audit Committee to oversee the Company’s financial processes, to evaluate the adequacy of the Company’s internal controls and the integrity of its financial reporting; to monitor the independence and performance of the Company’s internal and external auditors and to provide oversight with respect to the legal and ethical conduct of the Company. The Board has adopted this Charter to delineate the responsibilities and authority of the Audit Committee.

COMPOSITION

        The Committee shall be composed of three or more directors, each of whom shall meet the independence and experience requirements of the rules of the National Association of Securities Dealers. At least one member shall have had past employment experience in finance or accounting or professional certification in accounting or comparable experience or background which results in that person possessing financial sophistication. All members must have the ability to read and understand financial statements. The members of the Committee shall be elected annually by the Board at its annual organizational meeting.

MEETINGS

        The Committee shall meet at least four times a year and more frequently as circumstances may require or upon the request of the Company’s internal or external auditors.

        The Committee shall also meet at least annually with the independent accountants without the presence of management to assess the adequacy of the Company’s accounting processes and personnel, the sufficiency of internal controls and the fullness and accuracy of the Company’s financial statements. At this meeting the Committee shall also review the matters required to be discussed with the accountants by Statement on Auditing Standards No. 61 and, as appropriate, those matters shall also be discussed in other meetings with the accountants as called for by this Charter or otherwise. The Committee shall also meet with members of financial management without the presence of the independent auditors to review the performance of the independent auditors.

RESPONSIBILITIES AND DUTIES

      The Committee shall:

    1.        Review and reassess the adequacy of this Charter annually and submit any recommendations for changes to the Board of Directors for its approval.

    2.        Review any certifications, reports, opinions or reviews rendered by the independent accountants.

    3.        Recommend whether the audited financial statements should be included in the annual Form 10-K.

    4.        Evaluate the performance of the independent public accountants. Approve the selection, retention and dismissal of independent public accountants for the Company and its senior internal financial officers.

    5.        Participate in the planning of the scope of each audit prior to its commencement.

    6.        Evaluate the judgment of the independent accountants concerning the quality and appropriateness of the Company’s accounting principles and practices as applied in its financial reporting.

    7.        Discuss the audited financial statements and any other matters relevant to them with management.

    8.        Following completion of each audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information.

    9.        Assist in resolving any significant disagreements between management and the independent accountants concerning the Company’s financial statements.

    10.        Consider the independence and affect of the fees and other compensation to be paid to the independent public accountants. The Committee shall ensure the receipt on an annual basis of a report from the independent accountants delineating all relationships between them, the Company, its management and controlling persons as required for independent accountants by Independence Board Standard No. 1. The Committee shall then consider any relationships or non-accounting services being performed for the Company or any of its affiliates that could impact the objectivity and independence of the independent public accountants, discuss those matters with the independent accountants and take, or recommend that the Board take, appropriate action required to satisfy itself of the independence of the public accountants.

    11.        Consider and approve, if appropriate, any major changes in the Company’s auditing and accounting principles, policies and practices.

    12.        Evaluate the appropriateness of any significant judgments made in management’s preparation of the financial statements.

    13.        Evaluate the Company’s major financial risk exposures and steps management has taken to monitor and control them.

    14.        Prepare a report of the Audit Committee to be included in the Company’s proxy statements for its annual shareholders’ meetings.

    15.        Review with management recommendations that may be made from time to time by the independent accountants in their letters of comments or other format. The Committee should then review the responses of management to such communications and monitor follow-up reports on actions taken in connection with the recommendations.

    16.        Review any repeat audit points and recommendations made in prior audits but not implemented.

    17.        Evaluate periodically the Company’s Code of Conduct and systems management has put in place to enforce the Code.

    18.        As required, review with legal counsel compliance matters including, without limitation, corporate securities trading and other policies with regard to unethical or illegal activities that may have a material impact on the financial statements.